                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     ---------------------------------------

       Date of Report (Date of earliest event reported): January 24, 2006

                       NEURO-HITECH PHARMACEUTICALS, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    333-125699                20-4121393
 ----------------------------    ------------------------     ------------------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)

             One Penn Plaza, Suite 2514
                New York, New York                           10119
          -----------------------------------------       --------------
           (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (212) 798-8100

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4  (c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective  January  24,  2006,  the  Company   dismissed  Dale,   Matheson,
Carr-Hilton  Labonte  ("DMHCL")  as  its  independent  accountants.   DMHCL  had
previously  been  engaged as the  principal  accountant  to audit the  Company's financial  statements from the Company's  inception in February 2005,  until the time of the Merger on January 24,  2006.  Prior to the Merger,  the  independent registered public accountants of Marco were the firm of Moore Stephens, P.C. The
Company  believes that it is in its best interest to have Moore  Stephens,  P.C.
continue to work with the  Company,  and the Company  therefore  retained  Moore
Stephens,  P.C. as its new independent  registered accounting firm, effective as of January 24, 2006.  The firm of Moore  Stephens,  P.C. is located at 708 Third
Avenue, New York, New York.

     The report of DMCHL on the Company's  financial  statements  for the period from February 1, 2005  (inception)  through its fiscal year ended March 31, 2005 did not  contain  an  adverse  opinion  or  disclaimer  of  opinion,  nor was it qualified or modified as to uncertainty,  audit scope or accounting  principles, except that the report was qualified as to the Company's  ability to continue as a going concern.

     The decision to change  accountants  was approved by the Company's board of directors on January 24, 2006.

     From the  Company's  inception  through  January  24,  2006,  there were no disagreements  with DMHCL on any matter of  accounting  principles or practices, financial  statement  disclosure,  or auditing scope or procedure  which, if not resolved to the satisfaction of DMHCL, would have caused it to make reference to the matter in connection with its reports.  There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-B.

         The Company has made the  contents of this Form 8-K  available to DMHCL and  requested  it to furnish a letter to the SEC as to whether  DMHCL agrees or disagrees with, or wishes to clarify the Company's  expression of their views. A copy of DMHCL's  letter to the SEC is  included  as  Exhibit 16 to this  Current
Report on Form 8-K/A.

     As of January 24, 2006,  Moore Stephens,  P.C. was engaged as the Company's
new  independent  registered  public  accountants.   The  appointment  of  Moore
Stephens, P.C. was recommended and approved by the Company's board of directors.
During the  Company's  most recent  fiscal  year,  prior to January 24, 2006 the
Company  did  not  consult  Moore  Stephens,  P.C.  regarding  either:  (i)  the application of accounting  principles to a specified  transaction,  completed or proposed,  or the type of audit  opinion that might be rendered on the Company's financial  statements,  or (ii) any  matter  that was  either  the  subject of a disagreement as defined in Item  304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

     (d)       Exhibits.

     The exhibits  listed in the  following  Exhibit  Index are filed as part of this Current Report on Form 8-K.

     Exhibit No.                          Description
     -----------                          -----------
        16          Letter from Dale, Matheson, Carr-Hilton Labonte, dated as of
                    February 6, 2006.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date:  February 6, 2006                NEURO-HITECH PHARMACEUTICALS, INC.

                                       By:  /s/ Reuben Seltzer
                                           -------------------------------------
                                           Reuben Seltzer
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

     Exhibit No.                           Description
     -----------                           -----------
        16          Letter from Dale, Matheson, Carr-Hilton Labonte, dated as of
                    February 6, 2006.